Exhibit 4.2

SERIES SUPPLEMENT

This SERIES SUPPLEMENT, dated as of March 17, 2022 (this “Supplement”), by and between DTE Electric Securitization Funding I LLC, a limited liability company created under the laws of the State of Delaware (the “Issuer”), and The Bank of New York Mellon (“Bank”), not in its individual capacity, but solely in its capacity as indenture trustee (the “Indenture Trustee”) for the benefit of the Secured Parties under the Indenture dated as of March 17, 2022, by and between the Issuer and Bank, in its capacity as Indenture Trustee and in its separate capacity as a securities intermediary and account bank (the “Indenture”).

PRELIMINARY STATEMENT

Section 9.01 of the Indenture provides, among other things, that the Issuer and the Indenture Trustee may at any time enter into an indenture supplemental to the Indenture for the purposes of authorizing the issuance by the Issuer of the Securitization Bonds and specifying the terms thereof. The Issuer has duly authorized the creation of the Securitization Bonds with an initial aggregate principal amount of $235,800,000 to be known as “Senior Secured Securitization Bonds, Series 2022A” (the “Securitization Bonds”), and the Issuer and the Indenture Trustee are executing and delivering this Supplement in order to provide for the Securitization Bonds.

All terms used in this Supplement that are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein, except to the extent such terms are defined or modified in this Supplement or the context clearly requires otherwise. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

GRANTING CLAUSE

With respect to the Securitization Bonds, the Issuer hereby Grants to the Indenture Trustee, as Indenture Trustee for the benefit of the Secured Parties of the Securitization Bonds, all of the Issuer’s right, title and interest (whether owned on the issuance date or thereafter acquired or arising) in and to (a) the Securitization Property created under and pursuant to the Financing Order and the Statute, and transferred by the Seller to the Issuer pursuant to the Sale Agreement (including, to the fullest extent permitted by law, the right to impose, collect and receive Securitization Charges as provided in the Financing Order, the right to obtain periodic adjustments to the Securitization Charges, and all revenue, collections, payments, money and proceeds arising out of the rights and interests created under the Financing Order), (b) all Securitization Charges related to the Securitization Property, (c) the Sale Agreement and the Bill of Sale executed in connection therewith and all property and interests in property transferred under the Sale Agreement and the Bill of Sale with respect to the Securitization Property and the Securitization Bonds, (d) the Servicing Agreement, the Administration Agreement, any Intercreditor Agreement and any subservicing, agency, intercreditor, administration or collection agreements executed in connection therewith, to the extent related to the foregoing Securitization Property and the Securitization Bonds, (e) the Collection Accounts, all subaccounts thereof, the Capital Account, the Payment Account and all amounts of cash, instruments, investment property or other assets on deposit therein or credited thereto from time to time and all financial assets and securities entitlements carried therein or credited thereto, (f) all rights to compel the Servicer to file for and obtain periodic adjustments to the Securitization Charges in accordance with Section 10k(3) of the Statute, the Financing Order or any Securitization Rate Schedule filed in connection therewith, (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing, whether such claims, demands, causes and choses in action constitute Securitization Property, accounts, general intangibles, instruments, contract rights, chattel paper or proceeds of such items or any other form of property, (h) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letters of credit, letters-of-credit rights, money, commercial tort claims and supporting obligations related to the foregoing, and (i) all payments on or under, and all proceeds in respect of, any or all of the foregoing, it being understood that the following do not constitute Securitization Bond Collateral: (x) cash that has been released pursuant to the terms of the Indenture, including Section 8.02(e) of the Indenture, or (y) amounts deposited with the Issuer on the Closing Date, for payment of costs of issuance with respect to the Securitization Bonds (together with any interest earnings thereon), it being understood that such amounts described in clause (x) and clause (y) above shall not be subject to Section 3.17 of the Indenture.

The foregoing Grant is made in trust to secure the payment of principal, premium and interest, and any other charges incurred and contracts to be performed in respect of, the Securitization Bonds and all fees, expenses, counsel fees and other amounts due and payable to the Indenture Trustee equally and ratably without prejudice, priority or distinction, except as expressly provided in the Indenture, to secure compliance with the provisions of the Indenture with respect to the Securitization Bonds, all as provided in the Indenture and to secure the performance by the Issuer of all of its obligations under the Indenture (collectively, the “Secured Obligations”). The Indenture and this Supplement constitute a security agreement within the meaning of the Statute and under the UCC to the extent that the provisions of the UCC are applicable hereto.

1

The Indenture Trustee, as indenture trustee on behalf of the Secured Parties of the Securitization Bonds, acknowledges such Grant and accepts the trusts under this Supplement and the Indenture in accordance with the provisions of this Supplement and the Indenture.

SECTION 1. Designation. The Securitization Bonds shall be designated generally as the Senior Secured Securitization Bonds, Series 2022A, and further denominated as Tranches A-1 through A-2.

SECTION 2. Initial Principal Amount; Securitization Bond Interest Rate; Scheduled Final Payment Date; Final Maturity Date. The Securitization Bonds of each Tranche shall have the initial principal amount, bear interest at the rate per annum (the “Securitization Bond Interest Rate”) and shall have the Scheduled Final Payment Date and the Final Maturity Date set forth below:

Tranche	Initial Principal Amount	Securitization Bond Interest Rate	Scheduled Final Payment Date	Final Maturity Date
A-1	$183,593,000	2.64%	December 1, 2026	December 1, 2027
A-2	$52,207,000	3.11%	December 1, 2035	December 1, 2036

The Securitization Bond Interest Rate shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 3. Authentication Date; Payment Dates; Expected Amortization Schedule for Principal; Periodic Interest; Book-Entry Securitization Bonds; Waterfall Caps.

(a) Authentication Date. The Securitization Bonds that are authenticated and delivered by the Indenture Trustee to or upon the order of the Issuer on March 17, 2022 (the “Closing Date”) shall have as their date of authentication March 17, 2022.

(b) Payment Dates. The “Payment Dates” for the Securitization Bonds are June 1 and December 1 of each year or, if any such date is not a Business Day, the next succeeding Business Day, commencing on December 1, 2022 (the “Initial Payment Date”) and continuing until the earlier of repayment of the Securitization Bonds in full and the Final Maturity Date.

(c) Expected Amortization Schedule for Principal. Unless an Event of Default shall have occurred and be continuing, on each Payment Date, the Indenture Trustee shall distribute to the Holders of record as of the related Record Date amounts payable pursuant to Section 8.02(e) of the Indenture as principal, in the following order and priority: (1) to the Holders of the Tranche A-1 Securitization Bonds, until the Outstanding Amount of such Tranche A-1 Securitization Bonds thereof has been reduced to zero; (2) to the Holders of the Tranche A-2 Securitization Bonds, until the Outstanding Amount of such Tranche A-2 Securitization Bonds has been reduced to zero; provided, however, that in no event shall a principal payment pursuant to this Section 3(c) on any Tranche the Securitization Bonds on a Payment Date be greater than the amount necessary to reduce the Outstanding Amount of such Tranche of Securitization Bonds to the amount specified in the Expected Amortization Schedule which is attached as Schedule A hereto for such Tranche and Payment Date.

(d) Periodic Interest. “Periodic Interest” will be payable on each Tranche of the Securitization Bonds on each Payment Date in an amount equal to one-half of the product of (i) the applicable Securitization Bond Interest Rate and (ii) the Outstanding Amount of the related Tranche of Securitization Bonds as of the close of business on the preceding Payment Date after giving effect to all payments of principal made to the Holders of the related Tranche of Securitization Bonds on such preceding Payment Date; provided, however, that, with respect to the Initial Payment Date, or if no payment has yet been made, interest on the outstanding principal balance will accrue from and including the Closing Date to, but excluding, the following Payment Date.

(e) Book-Entry Securitization Bonds. The Securitization Bonds shall be Book-Entry Securitization Bonds, and the applicable provisions of Section 2.11 of the Indenture shall apply to the Securitization Bonds.

(f) Indenture Trustee Cap. The amount payable with respect to the Securitization Bonds pursuant to Section 8.02(e)(i) of the Indenture shall not exceed $250,000 annually; provided, however, that the Indenture Trustee Cap shall be disregarded and inapplicable upon the acceleration of the Securitization Bonds following the occurrence of an Event of Default.

2

SECTION 4. Minimum Denominations. The Securitization Bonds shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof, except for one bond, which may be a smaller denomination (the “Minimum Denominations”).

SECTION 5. Delivery and Payment for the Securitization Bonds; Form of the Securitization Bonds. The Indenture Trustee shall deliver the Securitization Bonds to the Issuer when authenticated in accordance with Section 2.03 of the Indenture. The Securitization Bonds of each Tranche shall be in the form of Exhibits A-1 and A-2 hereto.

SECTION 6. Ratification of Indenture. As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture, as so supplemented by this Supplement, shall be read, taken and construed as one and the same instrument. This Supplement amends, modifies and supplements the Indenture only insofar as it relates to the Securitization Bonds.

SECTION 7. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. The Issuer and Indenture Trustee agree that this Supplement may be electronically signed, that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by DocuSign or any other digital signature provider as specified in writing to the Indenture Trustee) appearing on this Supplement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Supplement may be made by facsimile, email or other electronic transmission. The Issuer agrees to assume all risks arising out of the use of digital signatures and electronic methods of submitting such signatures to the Indenture Trustee, including without limitation the risk of the Indenture Trustee acting upon documents with unauthorized signatures and the risk of interception and misuse by third parties.

SECTION 8. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND SECTIONS 9-301 THROUGH 9-306 OF THE NY UCC), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, THAT, EXCEPT AS SET FORTH IN SECTION 8.02(b) OF THE INDENTURE, THE CREATION, ATTACHMENT AND PERFECTION OF ANY LIENS CREATED UNDER THE INDENTURE IN SECURITIZATION PROPERTY, AND ALL RIGHTS AND REMEDIES OF THE INDENTURE TRUSTEE AND THE HOLDERS WITH RESPECT TO THE SECURITIZATION PROPERTY, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN.

SECTION 9. Issuer Obligation. No recourse may be taken directly or indirectly by the Holders with respect to the obligations of the Issuer on the Securitization Bonds, under the Indenture or this Supplement or any certificate or other writing delivered in connection herewith or therewith, against (a) any owner of a beneficial interest in the Issuer (including DTE Electric) or (b) any shareholder, partner, owner, beneficiary, officer, director, employee or agent of the Indenture Trustee, the Managers or any owner of a beneficial interest in the Issuer (including DTE Electric) in its individual capacity, or of any successor or assign of any of them in their respective individual or corporate capacities, except as any such Person may have expressly agreed. Each Holder by accepting a Securitization Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securitization Bonds.

SECTION 10. Indenture Trustee Disclaimer. The Indenture Trustee is not responsible for the validity or sufficiency of this Supplement or for the recitals contained herein.

[SIGNATURE PAGE TO FOLLOW]

3

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DTE ELECTRIC SECURITIZATION FUNDING I LLC,
as Issuer

By:
Name: [ ]
Title: [ ]

THE BANK OF NEW YORK MELLON,
not in its individual capacity, but solely in its capacity
as Indenture Trustee and as Securities Intermediary

By:
Name: [ ]
Title: [ ]

4

SCHEDULE A

TO SERIES SUPPLEMENT

EXPECTED AMORTIZATION SCHEDULE

OUTSTANDING PRINCIPAL BALANCE PER TRANCHE

Date	Tranche A-1	Tranche A-2
Closing Date	$183,593,000.00	$52,207,000.00
December 1, 2022	$162,326,904.37	$52,207,000.00
June 1, 2023	$143,587,010.90	$52,207,000.00
December 1, 2023	$123,206,509.64	$52,207,000.00
June 1, 2024	$103,956,970.50	$52,207,000.00
December 1, 2024	$83,129,297.14	$52,207,000.00
June 1, 2025	$63,452,913.70	$52,207,000.00
December 1, 2025	$42,073,022.20	$52,207,000.00
June 1, 2026	$20,826,286.78	$52,207,000.00
December 1, 2026	$0	$52,207,000.00
June 1, 2027	$0	$49,511,892.74
December 1, 2027	$0	$47,131,105.02
June 1, 2028	$0	$44,434,995.88
December 1, 2028	$0	$41,888,704.24
June 1, 2029	$0	$39,071,553.21
December 1, 2029	$0	$36,472,367.63
June 1, 2030	$0	$33,586,125.01
December 1, 2030	$0	$30,877,242.09
June 1, 2031	$0	$27,888,543.57
December 1, 2031	$0	$25,096,916.15
June 1, 2032	$0	$22,006,498.89
December 1, 2032	$0	$19,125,327.33
June 1, 2033	$0	$15,954,356.94
December 1, 2033	$0	$12,956,549.33
June 1, 2034	$0	$9,672,213.19
December 1, 2034	$0	$6,583,576.20
June 1, 2035	$0	$3,203,535.68
December 1, 2035	$0	$0

EXHIBIT A-1

TO SERIES SUPPLEMENT

FORM OF TRANCHE A-1 SECURITIZATION BONDS

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 1	$183,593,000
Tranche Designation A-1	CUSIP No.: 23345G AA8

THE PRINCIPAL OF THIS TRANCHE A-1 SENIOR SECURED SECURITIZATION BOND, SERIES 2022A (THIS “TRANCHE A-1 SECURITIZATION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TRANCHE A-1 SECURITIZATION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. THE HOLDER OF THIS TRANCHE A-1 SECURITIZATION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE SECURITIZATION BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. ALL OBLIGATIONS OF THE ISSUER OF THIS TRANCHE A-1 SECURITIZATION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE. THE HOLDER OF THIS TRANCHE A-1 SECURITIZATION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THIS TRANCHE A-1 SECURITIZATION BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER WHICH IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION WHICH IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

THIS TRANCHE A-1 SECURITIZATION BONDS ARE NOT A DEBT OR OBLIGATION OF THE STATE OF MICHIGAN AND ARE NOT A CHARGE ON FULL FAITH AND CREDIT OR TAXING POWER OF THE STATE OF MICHIGAN. NEITHER DTE ELECTRIC COMPANY NOR ANY OF ITS AFFILIATES WILL GUARANTEE OR INSURE THIS TRANCHE A-1 SECURITIZATION BONDS. FINANCING ORDERS AUTHORIZING THE ISSUANCE OF THIS TRANCHE A-1 SECURITIZATION BONDS UNDER THE STATUTE WILL NOT DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE THE STATE OF MICHIGAN OR ANY COUNTY, MUNICIPALITY OR OTHER POLITICAL SUBDIVISION OF THE STATE OF MICHIGAN TO LEVY OR TO PLEDGE ANY FORM OF TAXATION FOR THIS TRANCHE A-1 SECURITIZATION BONDS OR TO MAKE ANY APPROPRIATION FOR THEIR PAYMENT.

Exhibit A-1-1

DTE ELECTRIC SECURITIZATION FUNDING I LLC

SENIOR SECURED SECURITIZATION BONDS, SERIES 2022A, TRANCHE A-1

SECURITIZATION BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
2.64%	$183,593,000	December 1, 2026	December 1, 2027

DTE Electric Securitization Funding I LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Securitization Bond Interest Rate shown above, on each June 1 and December 1 or, if any such day is not a Business Day, the next succeeding Business Day, commencing on December 1, 2022 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this Tranche A-1 Securitization Bond. Interest on this Tranche A-1 Securitization Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Tranche A-1 Securitization Bond shall be paid in the manner specified below.

The principal of and interest on this Tranche A-1 Securitization Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Tranche A-1 Securitization Bond shall be applied first to interest due and payable on this Tranche A-1 Securitization Bond as provided above and then to the unpaid principal of and premium, if any, on this Tranche A-1 Securitization Bond, all in the manner set forth in the Indenture.

Reference is made to the further provisions of this Tranche A-1 Securitization Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Tranche A-1 Securitization Bond.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual, electronic or facsimile signature, this Tranche A-1 Securitization Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

Exhibit A-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Responsible Officer.

Date: March 17, 2022	DTE ELECTRIC SECURITIZATION FUNDING I LLC
as Issuer

By:
	Name:	[ ]
	Title:	[ ]

Exhibit A-1-3

INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

Dated: March 17, 2022

This is one of the Tranche A-1 Senior Secured Securitization Bonds, Series 2022A, designated above and referred to in the within-mentioned Indenture.

The Bank of New York Mellon,
as Indenture Trustee

By:
Name: [ ]
Title: [ ]

This Tranche A-1 Senior Secured Securitization Bond, Series 2022A is one of a duly authorized issue of Senior Secured Securitization Bonds, Series 2022A of the Issuer (herein called the “Securitization Bonds”), which Securitization Bonds are issuable in one or more Tranches. The Securitization Bonds consist of two Tranches, including this Tranche A-1 Senior Secured Securitization Bond, Series 2022A (herein called the “Tranche A-1 Securitization Bonds”), all issued and to be issued under that certain Indenture dated as of March 17, 2022 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary and account bank (the “Securities Intermediary”, which term includes any successor securities intermediary or account bank under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Securitization Bonds. For purposes herein, “Series Supplement” means that certain Series Supplement dated as of March 17, 2022 between the Issuer and the Indenture Trustee. All terms used in this Tranche A-1 Securitization Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All Tranches of the Securitization Bonds are and will be equally and ratably secured by the Securitization Bond Collateral pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-1 Securitization Bond shall be payable on each Payment Date only to the extent that amounts in the applicable Accounts are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing not less than a majority of the Outstanding Amount of the Securitization Bonds have declared the Securitization Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). However, actual payment obligations may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture. The entire unpaid principal amount of this Tranche A-1 Securitization Bond shall be due and payable on the Final Maturity Date hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Securitization Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Securitization Bonds representing not less than a majority of the Outstanding Amount of the Securitization Bonds have declared the Securitization Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). All payment obligations on the Tranche A-1 Securitization Bonds shall be made pro rata to the Holders of the Tranche A-1 Securitization Bonds entitled thereto based on the respective principal amounts of the Tranche A-1 Securitization Bonds held by them.

Exhibit A-1-4

Payments of interest on this Tranche A-1 Securitization Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-1 Securitization Bond (or one or more Predecessor Securitization Bonds) on the Securitization Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global Securitization Bond evidencing this Tranche A-1 Securitization Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Tranche A-1 Securitization Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Securitization Bond evidencing this Tranche A-1 Securitization Bond unless and until such Global Securitization Bond is exchanged for Definitive Securitization Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-1 Securitization Bond on a Payment Date, which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Securitization Bond Register as of the applicable Record Date without requiring that this Tranche A-1 Securitization Bond be submitted for notation of payment. Any reduction in the principal amount of this Tranche A-1 Securitization Bond (or any one or more Predecessor Securitization Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-1 Securitization Bond and of any Tranche A-1 Securitization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Tranche A-1 Securitization Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-1 Securitization Bond and shall specify the place where this Tranche A-1 Securitization Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Securitization Bond Interest Rate to the extent lawful.

This Tranche A-1 Securitization Bond is a “securitization bond” as such term is defined in the Statute. Principal and interest due and payable on this Tranche A-1 Securitization Bond are payable from and secured primarily by Securitization Property created and established by the Financing Order obtained from the Michigan Public Service Commission pursuant to the Statute. Securitization Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, collect and receive Securitization Charges as provided in the Financing Order, the right to obtain True-Up Adjustments and all revenue, collections, payments, moneys and proceeds arising out of the rights and interests created under the Financing Order and the Statute.

Under the laws of the State of Michigan in effect on the Closing Date, pursuant to Section 10n(2) of the Statute, the State of Michigan has pledged for the benefit and protection of the Holders, the Indenture Trustee, other Persons acting for the benefit of the Holders and DTE Electric that the State of Michigan will not take or permit any action that will impair the value of the Distribution Securitization Property or the Power Supply Securitization Property; reduce or alter, except as allowed under the Section 10k(3) of the Statute, or impair the Distribution Securitization Charges or Power Supply Securitization Charges to be imposed, collected, and remitted to the Holders, the Indenture Trustee and other Persons acting for the benefit of Holders of the Securitization Bonds until the principal, interest and premium and any other charge incurred, and contract to be performed, in connection with the Securitization Bonds have been paid or performed in full.

The Issuer hereby acknowledges that the purchase of this Tranche A-1 Securitization Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

Exhibit A-1-5

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-1 Securitization Bond may be registered on the Securitization Bond Register upon surrender of this Tranche A-1 Securitization Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-1 Securitization Bonds of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Tranche A-1 Securitization Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Tranche A-1 Securitization Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Tranche A-1 Securitization Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) any owner of a membership interest in the Issuer (including DTE Electric) or (b) any shareholder, partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including DTE Electric) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing. Each Holder by accepting a Tranche A-1 Securitization Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Tranche A-1 Securitization Bonds.

Prior to the due presentment for registration of transfer of this Tranche A-1 Securitization Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-1 Securitization Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-1 Securitization Bond and for all other purposes whatsoever, whether or not this Tranche A-1 Securitization Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securitization Bonds under the Indenture at any time by the Issuer with the consent of the Holders representing not less than a majority of the Outstanding Amount of all Securitization Bonds at the time outstanding of each Tranche to be affected. The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Securitization Bonds, on behalf of the Holders of all the Securitization Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Tranche A-1 Securitization Bond (or any one of more Predecessor Securitization Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-1 Securitization Bond and of any Tranche A-1 Securitization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-1 Securitization Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Securitization Bonds issued thereunder.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Tranche A-1 Securitization Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Tranche A-1 Securitization Bond.

The term “Issuer” as used in this Tranche A-1 Securitization Bond includes any successor to the Issuer under the Indenture.

Exhibit A-1-6

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Tranche A-1 Securitization Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

THIS TRANCHE A-1 SECURITIZATION BOND, THE INDENTURE AND THE SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND SECTIONS 9-301 THROUGH 9-306 OF THE NY UCC), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, THAT THE CREATION, ATTACHMENT AND PERFECTION OF ANY LIENS CREATED UNDER THE INDENTURE IN SECURITIZATION PROPERTY, AND ALL RIGHTS AND REMEDIES OF THE INDENTURE TRUSTEE AND THE HOLDERS WITH RESPECT TO THE SECURITIZATION PROPERTY, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN.

No reference herein to the Indenture and no provision of this Tranche A-1 Securitization Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-1 Securitization Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-1 Securitization Bond, by acquiring any Tranche A-1 Securitization Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal taxes and, to the extent consistent with applicable State, local and other tax law, solely for the purpose of State, local and other taxes, the Tranche A-1 Securitization Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Securitization Bond Collateral and (b) solely for purposes of U.S. federal taxes and, to the extent consistent with applicable State, local and other tax law, solely for purposes of State, local and other taxes, so long as any of the Tranche A-1 Securitization Bonds are outstanding, agree to treat the Tranche A-1 Securitization Bonds as indebtedness of the sole owner of the Issuer secured by the Securitization Bond Collateral unless otherwise required by appropriate taxing authorities.

Exhibit A-1-7

ABBREVIATIONS

The following abbreviations, when used above on this Tranche A-1 Securitization Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common
TEN ENT	as tenants by the entireties
JT TEN	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	___(Custodian) ___
Custodian (minor)
Under Uniform Gifts to Minor Act (__________)
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-1 Securitization Bond and all rights thereunder, and hereby irrevocably constitutes and appoints { } attorney, to transfer said Tranche A-1 Securitization Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Tranche A-1 Securitization Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE: Signature(s) must be guaranteed by an institution that is a member of: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.

Exhibit A-1-8

EXHIBIT A-2

TO SERIES SUPPLEMENT

FORM OF TRANCHE A-2 SECURITIZATION BONDS

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No. 2	$52,207,000
Tranche Designation A-2	CUSIP No.: 23345G AB6

THE PRINCIPAL OF THIS TRANCHE A-2 SENIOR SECURED SECURITIZATION BOND, SERIES 2022A (THIS “TRANCHE A-2 SECURITIZATION BOND”) WILL BE PAID IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS TRANCHE A-2 SECURITIZATION BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE. THE HOLDER OF THIS TRANCHE A-2 SECURITIZATION BOND HAS NO RECOURSE TO THE ISSUER HEREOF AND AGREES TO LOOK ONLY TO THE SECURITIZATION BOND COLLATERAL, AS DESCRIBED IN THE INDENTURE, FOR PAYMENT OF ANY AMOUNTS DUE HEREUNDER. ALL OBLIGATIONS OF THE ISSUER OF THIS TRANCHE A-2 SECURITIZATION BOND UNDER THE TERMS OF THE INDENTURE WILL BE RELEASED AND DISCHARGED UPON PAYMENT IN FULL HEREOF OR AS OTHERWISE PROVIDED IN SECTION 3.10(b) OR ARTICLE IV OF THE INDENTURE. THE HOLDER OF THIS TRANCHE A-2 SECURITIZATION BOND HEREBY COVENANTS AND AGREES THAT PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THIS TRANCHE A-2 SECURITIZATION BOND, IT WILL NOT INSTITUTE AGAINST, OR JOIN ANY OTHER PERSON IN INSTITUTING AGAINST, THE ISSUER ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS OR OTHER SIMILAR PROCEEDING UNDER THE LAWS OF THE UNITED STATES OR ANY STATE OF THE UNITED STATES. NOTHING IN THIS PARAGRAPH SHALL PRECLUDE, OR BE DEEMED TO ESTOP, SUCH HOLDER (A) FROM TAKING OR OMITTING TO TAKE ANY ACTION PRIOR TO SUCH DATE IN (I) ANY CASE OR PROCEEDING VOLUNTARILY FILED OR COMMENCED BY OR ON BEHALF OF THE ISSUER UNDER OR PURSUANT TO ANY SUCH LAW OR (II) ANY INVOLUNTARY CASE OR PROCEEDING PERTAINING TO THE ISSUER WHICH IS FILED OR COMMENCED BY OR ON BEHALF OF A PERSON OTHER THAN SUCH HOLDER AND IS NOT JOINED IN BY SUCH HOLDER (OR ANY PERSON TO WHICH SUCH HOLDER SHALL HAVE ASSIGNED, TRANSFERRED OR OTHERWISE CONVEYED ANY PART OF THE OBLIGATIONS OF THE ISSUER HEREUNDER) UNDER OR PURSUANT TO ANY SUCH LAW OR (B) FROM COMMENCING OR PROSECUTING ANY LEGAL ACTION WHICH IS NOT AN INVOLUNTARY CASE OR PROCEEDING UNDER OR PURSUANT TO ANY SUCH LAW AGAINST THE ISSUER OR ANY OF ITS PROPERTIES.

THIS TRANCHE A-2 SECURITIZATION BONDS ARE NOT A DEBT OR OBLIGATION OF THE STATE OF MICHIGAN AND ARE NOT A CHARGE ON FULL FAITH AND CREDIT OR TAXING POWER OF THE STATE OF MICHIGAN. NEITHER DTE ELECTRIC COMPANY NOR ANY OF ITS AFFILIATES WILL GUARANTEE OR INSURE THIS TRANCHE A-2 SECURITIZATION BONDS. FINANCING ORDERS AUTHORIZING THE ISSUANCE OF THIS TRANCHE A-2 SECURITIZATION BONDS UNDER THE STATUTE WILL NOT DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE THE STATE OF MICHIGAN OR ANY COUNTY, MUNICIPALITY OR OTHER POLITICAL SUBDIVISION OF THE STATE OF MICHIGAN TO LEVY OR TO PLEDGE ANY FORM OF TAXATION FOR THIS TRANCHE A-2 SECURITIZATION BONDS OR TO MAKE ANY APPROPRIATION FOR THEIR PAYMENT.

Exhibit A-2-1

DTE ELECTRIC SECURITIZATION FUNDING I LLC

SENIOR SECURED SECURITIZATION BONDS, SERIES 2022A, TRANCHE A-2

SECURITIZATION BOND INTEREST RATE	ORIGINAL PRINCIPAL AMOUNT	SCHEDULED FINAL PAYMENT DATE	FINAL MATURITY DATE
3.11%	52,207,000	December 1, 2035	December 1, 2036

DTE Electric Securitization Funding I LLC, a limited liability company created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the Original Principal Amount shown above in semi-annual installments on the Payment Dates and in the amounts specified below or, if less, the amounts determined pursuant to Section 8.02 of the Indenture, in each year, commencing on the date determined as provided below and ending on or before the Final Maturity Date shown above and to pay interest, at the Securitization Bond Interest Rate shown above, on each June 1 and December 1 or, if any such day is not a Business Day, the next succeeding Business Day, commencing on December 1, 2022 and continuing until the earlier of the payment in full of the principal hereof and the Final Maturity Date (each, a “Payment Date”), on the principal amount of this Tranche A-2 Securitization Bond. Interest on this Tranche A-2 Securitization Bond will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from the date of issuance. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Tranche A-2 Securitization Bond shall be paid in the manner specified below.

The principal of and interest on this Tranche A-2 Securitization Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Tranche A-2 Securitization Bond shall be applied first to interest due and payable on this Tranche A-2 Securitization Bond as provided above and then to the unpaid principal of and premium, if any, on this Tranche A-2 Securitization Bond, all in the manner set forth in the Indenture.

Reference is made to the further provisions of this Tranche A-2 Securitization Bond set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Tranche A-2 Securitization Bond.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual, electronic or facsimile signature, this Tranche A-2 Securitization Bond shall not be entitled to any benefit under the Indenture referred to below or be valid or obligatory for any purpose.

Exhibit A-2-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually, electronically or in facsimile, by its Responsible Officer.

Date: March 17, 2022	DTE ELECTRIC SECURITIZATION FUNDING I LLC
as Issuer

By:
	Name:	[ ]
	Title:	[ ]

Exhibit A-2-3

INDENTURE TRUSTEE’S

CERTIFICATE OF AUTHENTICATION

Dated: March 17, 2022

This is one of the Tranche A-2 Senior Secured Securitization Bonds, Series 2022A, designated above and referred to in the within-mentioned Indenture.

The Bank of New York Mellon,
as Indenture Trustee

By:
Name: [ ]
Title: [ ]

This Tranche A-2 Senior Secured Securitization Bond, Series 2022A is one of a duly authorized issue of Senior Secured Securitization Bonds, Series 2022A of the Issuer (herein called the “Securitization Bonds”), which Securitization Bonds are issuable in one or more Tranches. The Securitization Bonds consist of two Tranches, including this Tranche A-2 Senior Secured Securitization Bond, Series 2022A (herein called the “Tranche A-2 Securitization Bonds”), all issued and to be issued under that certain Indenture dated as of March 17, 2022 (as supplemented by the Series Supplement (as defined below), the “Indenture”), between the Issuer and The Bank of New York Mellon, in its capacity as indenture trustee (the “Indenture Trustee”, which term includes any successor indenture trustee under the Indenture) and in its separate capacity as a securities intermediary and account bank (the “Securities Intermediary”, which term includes any successor securities intermediary or account bank under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Securitization Bonds. For purposes herein, “Series Supplement” means that certain Series Supplement dated as of March 17, 2022 between the Issuer and the Indenture Trustee. All terms used in this Tranche A-2 Securitization Bond that are defined in the Indenture, as amended, restated, supplemented or otherwise modified from time to time, shall have the meanings assigned to such terms in the Indenture.

All Tranches of the Securitization Bonds are and will be equally and ratably secured by the Securitization Bond Collateral pledged as security therefor as provided in the Indenture.

The principal of this Tranche A-2 Securitization Bond shall be payable on each Payment Date only to the extent that amounts in the applicable Accounts are available therefor, and only until the outstanding principal balance thereof on the preceding Payment Date (after giving effect to all payments of principal, if any, made on the preceding Payment Date) has been reduced to the principal balance specified in the Expected Amortization Schedule which is attached to the Series Supplement as Schedule A, unless payable earlier because an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders representing not less than a majority of the Outstanding Amount of the Securitization Bonds have declared the Securitization Bonds to be immediately due and payable in accordance with Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). However, actual payment obligations may be made in lesser than expected amounts and at later than expected times as determined pursuant to Section 8.02 of the Indenture. The entire unpaid principal amount of this Tranche A-2 Securitization Bond shall be due and payable on the Final Maturity Date hereof. Notwithstanding the foregoing, the entire unpaid principal amount of the Securitization Bonds shall be due and payable, if not then previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of the Securitization Bonds representing not less than a majority of the Outstanding Amount of the Securitization Bonds have declared the Securitization Bonds to be immediately due and payable in the manner provided in Section 5.02 of the Indenture (unless such declaration shall have been rescinded and annulled in accordance with Section 5.02 of the Indenture). All payment obligations on the Tranche A-2 Securitization Bonds shall be made pro rata to the Holders of the Tranche A-2 Securitization Bonds entitled thereto based on the respective principal amounts of the Tranche A-2 Securitization Bonds held by them.

Exhibit A-2-4

Payments of interest on this Tranche A-2 Securitization Bond due and payable on each Payment Date, together with the installment of principal or premium, if any, shall be made by check mailed first-class, postage prepaid, to the Person whose name appears as the Registered Holder of this Tranche A-2 Securitization Bond (or one or more Predecessor Securitization Bonds) on the Securitization Bond Register as of the close of business on the Record Date or in such other manner as may be provided in the Indenture or the Series Supplement, except that (a) upon application to the Indenture Trustee by any Holder owning a Global Securitization Bond evidencing this Tranche A-2 Securitization Bond not later than the applicable Record Date, payment will be made by wire transfer to an account maintained by such Holder, and (b) if this Tranche A-2 Securitization Bond is held in Book-Entry Form, payments will be made by wire transfer in immediately available funds to the account designated by the Holder of the applicable Global Securitization Bond evidencing this Tranche A-2 Securitization Bond unless and until such Global Securitization Bond is exchanged for Definitive Securitization Bonds (in which event payments shall be made as provided above) and except for the final installment of principal and premium, if any, payable with respect to this Tranche A-2 Securitization Bond on a Payment Date, which shall be payable as provided below. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Securitization Bond Register as of the applicable Record Date without requiring that this Tranche A-2 Securitization Bond be submitted for notation of payment. Any reduction in the principal amount of this Tranche A-2 Securitization Bond (or any one or more Predecessor Securitization Bonds) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Tranche A-2 Securitization Bond and of any Tranche A-2 Securitization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then-remaining unpaid principal amount of this Tranche A-2 Securitization Bond on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed no later than five (5) days prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of this Tranche A-2 Securitization Bond and shall specify the place where this Tranche A-2 Securitization Bond may be presented and surrendered for payment of such installment.

The Issuer shall pay interest on overdue installments of interest at the Securitization Bond Interest Rate to the extent lawful.

This Tranche A-2 Securitization Bond is a “securitization bond” as such term is defined in the Statute. Principal and interest due and payable on this Tranche A-2 Securitization Bond are payable from and secured primarily by Securitization Property created and established by the Financing Order obtained from the Michigan Public Service Commission pursuant to the Statute. Securitization Property consists of the rights and interests of the Seller in the Financing Order, including the right to impose, collect and receive Securitization Charges as provided in the Financing Order, the right to obtain True-Up Adjustments and all revenue, collections, payments, moneys and proceeds arising out of the rights and interests created under the Financing Order and the Statute.

Under the laws of the State of Michigan in effect on the Closing Date, pursuant to Section 10n(2) of the Statute, the State of Michigan has pledged for the benefit and protection of the Holders, the Indenture Trustee, other Persons acting for the benefit of the Holders and DTE Electric that the State of Michigan will not take or permit any action that will impair the value of the Distribution Securitization Property or the Power Supply Securitization Property; reduce or alter, except as allowed under the Section 10k(3) of the Statute, or impair the Distribution Securitization Charges or Power Supply Securitization Charges to be imposed, collected, and remitted to the Holders, the Indenture Trustee and other Persons acting for the benefit of Holders of the Securitization Bonds until the principal, interest and premium and any other charge incurred, and contract to be performed, in connection with the Securitization Bonds have been paid or performed in full.

The Issuer hereby acknowledges that the purchase of this Tranche A-2 Securitization Bond by the Holder hereof or the purchase of any beneficial interest herein by any Person are made in reliance on the foregoing pledge.

Exhibit A-2-5

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Tranche A-2 Securitization Bond may be registered on the Securitization Bond Register upon surrender of this Tranche A-2 Securitization Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by, (a) a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee, and (b) such other documents as the Indenture Trustee may require, and thereupon one or more new Tranche A-2 Securitization Bonds of Minimum Denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Tranche A-2 Securitization Bond, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange, other than exchanges pursuant to Section 2.04 or Section 2.06 of the Indenture not involving any transfer.

Each Holder, by acceptance of a Tranche A-2 Securitization Bond, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Indenture Trustee on the Tranche A-2 Securitization Bonds or under the Indenture or any certificate or other writing delivered in connection therewith, against (a) any owner of a membership interest in the Issuer (including DTE Electric) or (b) any shareholder, partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Managers or any owner of a membership interest in the Issuer (including DTE Electric) in its respective individual or corporate capacities, or of any successor or assign of any of them in their individual or corporate capacities, except as any such Person may have expressly agreed in writing. Each Holder by accepting a Tranche A-2 Securitization Bond specifically confirms the nonrecourse nature of these obligations and waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Tranche A-2 Securitization Bonds.

Prior to the due presentment for registration of transfer of this Tranche A-2 Securitization Bond, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Tranche A-2 Securitization Bond is registered (as of the day of determination) as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this Tranche A-2 Securitization Bond and for all other purposes whatsoever, whether or not this Tranche A-2 Securitization Bond be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securitization Bonds under the Indenture at any time by the Issuer with the consent of the Holders representing not less than a majority of the Outstanding Amount of all Securitization Bonds at the time outstanding of each Tranche to be affected. The Indenture also contains provisions permitting the Holders representing specified percentages of the Outstanding Amount of the Securitization Bonds, on behalf of the Holders of all the Securitization Bonds, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Tranche A-2 Securitization Bond (or any one of more Predecessor Securitization Bonds) shall be conclusive and binding upon such Holder and upon all future Holders of this Tranche A-2 Securitization Bond and of any Tranche A-2 Securitization Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Tranche A-2 Securitization Bond. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Securitization Bonds issued thereunder.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Tranche A-2 Securitization Bond and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this Tranche A-2 Securitization Bond.

The term “Issuer” as used in this Tranche A-2 Securitization Bond includes any successor to the Issuer under the Indenture.

Exhibit A-2-6

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders under the Indenture.

The Tranche A-2 Securitization Bonds are issuable only in registered form in denominations as provided in the Indenture and the Series Supplement subject to certain limitations therein set forth.

THIS TRANCHE A-2 SECURITIZATION BOND, THE INDENTURE AND THE SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND SECTIONS 9-301 THROUGH 9-306 OF THE NY UCC), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED, THAT THE CREATION, ATTACHMENT AND PERFECTION OF ANY LIENS CREATED UNDER THE INDENTURE IN SECURITIZATION PROPERTY, AND ALL RIGHTS AND REMEDIES OF THE INDENTURE TRUSTEE AND THE HOLDERS WITH RESPECT TO THE SECURITIZATION PROPERTY, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN.

No reference herein to the Indenture and no provision of this Tranche A-2 Securitization Bond or of the Indenture shall alter or impair the obligation, which is absolute and unconditional, to pay the principal of and interest on this Tranche A-2 Securitization Bond at the times, place and rate and in the coin or currency herein prescribed.

The Issuer and the Indenture Trustee, by entering into the Indenture, and the Holders and any Persons holding a beneficial interest in any Tranche A-2 Securitization Bond, by acquiring any Tranche A-2 Securitization Bond or interest therein, (a) express their intention that, solely for the purpose of U.S. federal taxes and, to the extent consistent with applicable State, local and other tax law, solely for the purpose of State, local and other taxes, the Tranche A-2 Securitization Bonds qualify under applicable tax law as indebtedness of the sole owner of the Issuer secured by the Securitization Bond Collateral and (b) solely for purposes of U.S. federal taxes and, to the extent consistent with applicable State, local and other tax law, solely for purposes of State, local and other taxes, so long as any of the Tranche A-2 Securitization Bonds are outstanding, agree to treat the Tranche A-2 Securitization Bonds as indebtedness of the sole owner of the Issuer secured by the Securitization Bond Collateral unless otherwise required by appropriate taxing authorities.

Exhibit A-2-7

ABBREVIATIONS

The following abbreviations, when used above on this Tranche A-2 Securitization Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common
TEN ENT	as tenants by the entireties
JT TEN	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT	___(Custodian) ___
Custodian (minor)
Under Uniform Gifts to Minor Act (__________)
(State)

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Tranche A-2 Securitization Bond and all rights thereunder, and hereby irrevocably constitutes and appoints { } attorney, to transfer said Tranche A-2 Securitization Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ________________________________
Signature Guaranteed:

The signature to this assignment must correspond with the name of the registered owner as it appears on the within Tranche A-2 Securitization Bond in every particular, without alteration, enlargement or any change whatsoever.

NOTE: Signature(s) must be guaranteed by an institution that is a member of: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other signature guaranty program acceptable to the Indenture Trustee.

Exhibit A-2-8